Exhibit 99.2

Franklin Street Properties

Supplemental Operating and Financial Data Second Quarter 2016
Franklin Street Properties Corp. 401 Edgewater Place | Wakefield, Massachusetts 01880 781.557.1300 | www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8
		Transaction Activity	24
Reconciliation
FFO & AFFO	9	Loan Portfolio of Secured Real Estate	25
EBITDA	10
Property NOI	11	Net Asset Value Components	26

Debt Summary	12	Appendix: Definitions of Non-GAAP Measures
		FFO	27
Capital Analysis	13	EBITDA and NOI	28
		AFFO	29
Owned and Managed Portfolio Overview	14-17

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, uncertainties relating to fiscal policy, changes in government regulations, regulatory uncertainty, geopolitical events, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, which are detailed from time to time in FSP’s reports filed with the Securities and Exchange Commission.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

FSP 1001 17th Street, Denver, CO

June 30, 2016 | Page 2

Company Overview

Overview		Snapshot (as of June 30, 2016)

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE MKT: FSP) is investing in institutional-quality office properties in the U.S.  FSP’s strategy is to invest in select urban infill and central business district (CBD) properties, with primary emphasis on our top five markets of Atlanta, Dallas, Denver, Houston, and Minneapolis.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Total Properties	35
		Total Square Feet	9.5 Million
		Trading Symbol	FSP
		Exchange	NYSE MKT
		Common Shares Outstanding	100,187,405
		Quarterly Dividend	$0.19
Our Business		Dividend Yield	6.2%

As of June 30, 2016, the Company owned and operated a portfolio of real estate consisting of 35 properties, managed 7 Sponsored REITs and held five promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire, develop or redevelop real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

		Total Market Capitalization	$2.2 Billion
		Insider Holdings	4.1%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	FSP 999 Peachtree Street, Atlanta, GA

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@franklinstreetproperties.com

June 30, 2016 | Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15
Income Items:
Rental revenue	59,453	$58,360	$59,656	$60,386	$58,801
Total revenue	60,807	59,813	61,250	61,877	60,233
Adjusted EBITDA*	32,144	31,637	32,112	32,567	32,642
Equity in losses of non-consolidated REITs	(86)	(286)	(807)	(284)	(38)
Net income	1,612	2,579	15,412	3,166	3,903
FFO*	26,731	26,037	27,076	26,954	27,188

Per Share Data:
EPS	0.02	$0.03	$0.15	$0.03	$0.04
FFO*	0.27	$0.26	$0.27	$0.27	$0.27
Weighted Average Shares (diluted)	100,187	100,187	100,187	100,187	100,187
Closing share price	12.27	$10.61	$10.35	$10.75	$11.31
Dividend	0.19	$0.19	$0.19	$0.19	$0.19
Payout Ratio:	71%	73%	70%	71%	70%

Balance Sheet Items:
Real estate, net	1,526,936	$1,487,281	$1,509,624	$1,530,691	$1,539,343
Other assets, net	368,481	374,104	409,391	393,103	397,940
Total assets, net	1,895,417	1,861,385	1,919,015	1,923,794	1,937,283
Total liabilities, net	1,000,434	948,301	983,359	989,500	981,737
Shareholders' equity	894,983	913,084	935,656	934,294	955,546

Market Capitalization and Debt:
Total Market Capitalization (a)	2,159,299	$1,947,988	$1,946,940	$1,997,015	$2,053,120
Total debt outstanding (excluding unamortized financing costs)	930,000	885,000	910,000	920,000	920,000
Debt to Total Market Capitalization	43.1%	45.4%	46.7%	46.1%	44.8%
Debt to Adjusted EBITDA	7.2	7.0	7.1	7.1	7.0

Owned Portfolio Leasing Statistics (b):
Owned portfolio assets	35	35	36	36	36
Portfolio total SF	9,523,054	9,325,249	9,494,953	9,640,904	9,639,740
Portfolio % leased	90.1%	90.2%	91.6%	90.5%	90.6%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(b)	For periods in 2016, excludes one property held for redevelopment located in Minneapolis, Minnesota.

*See pages 9 & 10 for reconciliations of Net Income to FFO and Adjusted EBITDA, respectively, and the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

June 30, 2016 | Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

			Six Months					For the
	For the Three Months Ended		Ended	For the Three Months Ended				Year Ended
	31-Mar-16	30-Jun-16	30-Jun-16	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Dec-15

Revenue:
Rental	$58,360	$59,453	$117,813	$59,013	$58,801	$60,386	$59,656	$237,856
Related party revenue:
Management fees and interest income from loans	1,433	1,337	2,770	1,473	1,412	1,470	1,575	5,930
Other	20	17	37	21	20	21	19	81
Total revenue	59,813	60,807	120,620	60,507	60,233	61,877	61,250	243,867

Expenses:
Real estate operating expenses	15,292	14,929	30,221	15,356	14,644	15,951	15,939	61,890
Real estate taxes and insurance	9,150	10,154	19,304	10,048	9,469	9,941	9,202	38,660
Depreciation and amortization	22,445	22,352	44,797	22,672	23,207	22,911	22,569	91,359
Selling, general and administrative	3,530	3,494	7,024	3,691	3,401	3,071	3,128	13,291
Interest	6,433	6,417	12,850	6,187	6,365	6,425	6,455	25,432
Total expenses	56,850	57,346	114,196	57,954	57,086	58,299	57,293	230,632

Income before interest income, equity in losses of non-consolidated REITs, other, gain (loss) on sale of properties and property held for sale, less applicable income tax and taxes	2,963	3,461	6,424	2,553	3,147	3,578	3,957	13,235
Interest income	—	—	—	1	—	—	—	1
Equity in losses of non-consolidated REITs	(286)	(86)	(372)	(322)	(38)	(284)	(807)	(1,451)
Other	—	(1,009)	(1,009)	—	—	—	—	—
Gain (loss) on sale of properties and provision for loss on property held for sale, less applicable income tax	—	(643)	(643)	10,462	948	1	12,251	23,662

Income before taxes on income	2,677	1,723	4,400	12,694	4,057	3,295	15,401	35,447
Income tax expense	98	111	209	161	154	129	(11)	433

Net income	$2,579	$1,612	$4,191	$12,533	$3,903	$3,166	$15,412	$35,014

Weighted average number of shares outstanding, basic and diluted	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187

Net income per share, basic and diluted	$0.03	$0.02	$0.04	$0.13	$0.04	$0.03	$0.15	$0.35

June 30, 2016 | Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	March 31,	June 30,	September 30,	December 31,
	2016	2016	2015	2015	2015	2015
Assets:
Real estate assets:
Land	$168,120	$172,205	$174,707	$180,271	$180,271	$170,021
Buildings and improvements	1,625,819	1,667,507	1,581,524	1,636,444	1,639,869	1,637,066
Fixtures and equipment	2,649	2,771	1,724	1,800	1,882	2,528
	1,796,588	1,842,483	1,757,955	1,818,515	1,822,022	1,809,615
Less accumulated depreciation	309,307	315,547	271,058	279,172	291,331	299,991
Real estate assets, net	1,487,281	1,526,936	1,486,897	1,539,343	1,530,691	1,509,624

Acquired real estate leases, net	99,102	104,350	124,337	126,926	117,272	108,046
Investment in non-consolidated REITs	76,707	76,289	78,228	78,164	77,853	77,019
Asset held for sale	15,921	9,275	—	—	—	—
Cash and cash equivalents	14,316	7,524	14,945	15,841	19,100	18,163
Restricted cash	10	3	56	48	34	23
Tenant rent receivables, net	3,691	3,268	4,587	2,886	3,548	2,898
Straight-line rent receivable, net	49,696	50,196	45,498	46,168	47,330	48,502
Prepaid expenses and other assets	5,943	5,875	10,475	6,278	7,187	5,484
Related party mortgage loan receivable	79,575	79,310	93,641	93,641	93,641	118,641
Other assets: derivative asset	—	—	774	918	—	1,132
Office computers and furniture, net of accumulated depreciation	438	385	588	562	551	484
Deferred leasing commissions, net	28,705	32,006	26,335	26,508	26,587	28,999
Total assets	$1,861,385	$1,895,417	$1,886,361	$1,937,283	$1,923,794	$1,919,015

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$265,000	$310,000	$240,000	$300,000	$300,000	$290,000
Term loan payable, net of unamortized financing costs	617,880	618,113	616,949	617,182	617,414	617,647
Accounts payable and accrued expenses	37,791	41,498	36,065	39,199	42,164	49,489
Accrued compensation	1,274	2,170	1,241	2,327	3,236	3,726
Tenant security deposits	4,433	4,693	4,019	4,315	4,349	4,829
Other liabilities: derivative liabilities	13,226	14,913	9,836	7,632	12,096	8,243
Acquired unfavorable real estate leases, net	8,697	9,047	9,921	11,082	10,241	9,425
Total liabilities	948,301	1,000,434	918,031	981,737	989,500	983,359

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	-	-	-	-	-
Common stock	10	10	10	10	10	10
Additional paid-in capital	1,273,556	1,273,556	1,273,556	1,273,556	1,273,556	1,273,556
Accumulated other comprehensive income (loss)	(13,226)	(13,904)	(9,062)	(6,714)	(12,096)	(7,111)
Accumulated distributions in excess of accumulated earnings	(347,256)	(364,679)	(296,174)	(311,306)	(327,176)	(330,799)
Total stockholders’ equity	913,084	894,983	968,330	955,546	934,294	935,656
Total liabilities and stockholders’ equity	$1,861,385	$1,895,417	$1,886,361	$1,937,283	$1,923,794	$1,919,015

June 30, 2016 | Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Six Months ended June 30,		Twelve Months ended December 31,
	2016	2015	2015	2014
Cash flows from operating activities:
Net income	$4,191	$16,436	$35,014	$13,148
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	45,830	46,913	93,426	97,916
Amortization of above market lease	82	(32)	(158)	635
Hedge ineffectiveness	1,009	-	—	—
(Gain) loss on sale of properties and property held for sale, less applicable income tax	643	(11,410)	(23,662)	(940)
Equity in earnings (losses) from non-consolidated REITs	372	360	1,451	1,760
Increase in allowance for doubtful accounts	70	(75)	(195)	275
Changes in operating assets and liabilities:
Restricted cash	20	694	719	(99)
Tenant rent receivables	(440)	1,922	2,030	94
Straight-line rents	(1,975)	(643)	(2,448)	(4,737)
Lease acquisition costs	(252)	(231)	(1,487)	(440)
Prepaid expenses and other assets	(958)	196	422	700
Accounts payable and accrued expenses	(7,776)	(4,306)	5,505	206
Accrued compensation	(1,398)	(1,431)	(32)	773
Tenant security deposits	(136)	66	581	222
Payment of deferred leasing commissions	(6,898)	(2,737)	(8,276)	(6,347)
Net cash provided by operating activities	32,384	45,722	102,890	103,166

Cash flows from investing activities:
Property acquisitions	(60,844)	(66,104)	(66,104)	—
Acquired real estate leases	(12,951)	(10,604)	(10,604)	—
Property improvements, fixtures and equipment	(10,904)	(10,333)	(21,929)	(18,561)
Distributions in excess of earnings from non-consolidated REITs	359	54	107	107
Investment in related party mortgage loan receivable	-	-	(25,000)	(11,170)
Repayment of related party mortgage loan receivable	39,331	-	—	17,275
Proceeds received on sales of real estate assets	20,058	55,659	85,426	14,192
Net cash provided by (used in) investing activities	(24,951)	(31,328)	(38,104)	1,843

Cash flows from financing activities:
Distributions to stockholders	(38,072)	(38,072)	(76,142)	(76,142)
Borrowings under bank note payable	95,000	95,000	110,000	15,000
Repayments of bank note payable	(75,000)	(63,000)	(88,000)	(53,500)
Deferred Financing Costs	-	-	—	(2,471)
Net cash used in financing activities	(18,072)	(6,072)	(54,142)	(117,113)
Net increase (decrease) in cash and cash equivalents	(10,639)	8,322	10,644	(12,104)
Cash and cash equivalents, beginning of period	18,163	7,519	7,519	19,623
Cash and cash equivalents, end of period	$7,524	$15,841	$18,163	$7,519

June 30, 2016 | Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable			Six Months			Six Months
	Square Feet	Three Months Ended		Ended	Three Months Ended		Ended	Inc	%
(in thousands)	or RSF	31-Mar-16	30-Jun-16	30-Jun-16	31-Mar-15	30-Jun-15	30-Jun-15	(Dec)	Change
Region
East	1,333	$4,671	$4,604	$9,275	$4,736	$4,648	$9,384	$(109)	(1.2)%
MidWest	1,233	2,958	3,103	6,061	2,915	2,941	5,856	205	3.5%
South	4,026	16,020	16,256	32,276	15,781	15,995	31,776	500	1.6%
West	2,163	8,438	8,591	17,029	7,859	8,221	16,080	949	5.9%
Same Store	8,755	32,087	32,554	64,641	31,291	31,805	63,096	1,545	2.4%

Acquisitions	768	1,180	1,350	2,530	0	1,057	1,057	1,473	2.3%
Property NOI from the continuing portfolio	9,523	33,267	33,904	67,171	31,291	32,862	64,153	3,018	4.7%
Dispositions, Non-Operating, Development or Redevelopment		200	5	205	1,733	1,033	2,766	(2,561)	(4.0)%
Property NOI*		$33,467	$33,909	$67,376	$33,024	$33,895	$66,919	$457	0.7%

Same Store		$32,087	$32,554	$64,641	$31,291	$31,805	$63,096	$1,545	2.4%

Less Nonrecurring
Items in NOI (a)		413	586	999	75	81	156	843	(1.3)%

Comparative
Same Store		$31,674	$31,968	$63,642	$31,216	$31,724	$62,940	$702	1.1%

(a)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

June 30, 2016 | Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

			Six Months					For the
	For the Three Months Ended		Ended	For the Three Months Ended				Year Ended
	31-Mar-16	30-Jun-16	30-Jun-16	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Dec-15

Net income	$2,579	$1,612	$4,191	$12,533	$3,903	$3,166	$15,412	$35,014

(Gain) loss on sale of properties and property held for sale, less applicable income tax	—	643	643	(10,462)	(948)	(1)	(12,251)	(23,662)
GAAP income from non-consolidated REITs	286	86	372	322	38	284	807	1,451
FFO from non-consolidated REITs	645	895	1,540	601	885	645	601	2,732
Depreciation & amortization	22,527	22,352	44,879	22,678	23,168	22,848	22,507	91,201
NAREIT FFO*	26,037	25,588	51,625	25,672	27,046	26,942	27,076	106,736
Hedge ineffectiveness	—	1,009	1,009	—	—	—	—	—
Acquisition costs	—	134	134	—	142	12	—	154
Funds From Operations (FFO)*	$26,037	$26,731	$52,768	$25,672	$27,188	$26,954	$27,076	$106,890

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$26,037	$26,731	$52,768	$25,672	$27,188	$26,954	$27,076	$106,890
Reverse FFO from non-consolidated REITs	(645)	(895)	(1,540)	(601)	(885)	(645)	(601)	(2,732)
Distributions from non-consolidated REITs	27	332	359	27	27	27	26	107
Amortization of deferred financing costs	517	517	1,034	517	517	516	518	2,068
Straight-line rent	(1,275)	(700)	(1,975)	(69)	(574)	(930)	(875)	(2,448)
Tenant improvements	(1,929)	(1,329)	(3,258)	(2,936)	(3,420)	(1,794)	(3,788)	(11,938)
Leasing commissions	(1,613)	(4,966)	(6,579)	(830)	(1,539)	(1,490)	(3,952)	(7,811)
Non-investment capex	(438)	(1,052)	(1,490)	(643)	(1,411)	(1,090)	(1,162)	(4,306)
Adjusted Funds From Operations (AFFO)*	$20,681	$18,638	$39,319	$21,137	$19,903	$21,548	$17,242	$79,830

Per Share Data:
EPS	$0.03	$0.02	$0.04	$0.13	$0.04	$0.03	$0.15	$0.35
FFO*	0.26	0.27	0.53	0.26	0.27	0.27	0.27	1.07
AFFO*	0.21	0.19	0.39	0.21	0.20	0.22	0.17	0.80

Weighted Average Shares (basic and diluted)	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187

*	See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27

June 30, 2016 | Page 9

EBITDA* Reconciliation (in thousands, except ratio amounts)

			Six Months
	Three Months Ended		Ended	Three Months Ended				Year Ended
	31-Mar-16	30-Jun-16	30-Jun-16	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Dec-15

Net income	$2,579	$1,612	$4,191	$12,533	$3,903	$3,166	$15,412	$35,014
Interest expense	6,433	6,417	12,850	6,187	6,365	6,425	6,455	25,432
Depreciation and amortization	22,527	22,352	44,879	22,678	23,168	22,848	22,507	91,201
Income taxes	98	111	209	161	154	129	(11)	$433
EBITDA*	31,637	30,492	62,129	41,559	33,590	32,568	44,363	152,080
(Gain) loss on sale of properties and property held for sale, less applicable income tax	—	643	643	(10,462)	(948)	(1)	(12,251)	(23,662)
Hedge ineffectiveness	—	1,009	1,009	—	—	—	—	—
Adjusted EBITDA*	$31,637	$32,144	$63,781	$31,097	$32,642	$32,567	$32,112	$128,418

Interest expense	$6,433	$6,417	$12,850	$6,187	$6,365	$6,425	$6,455	$25,432
Scheduled principal payments	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$6,433	$6,417	$12,850	$6,187	$6,365	$6,425	$6,455	$25,432

Interest coverage ratio	4.92	5.01	4.96	5.03	5.13	5.07	4.97	5.05

Debt service coverage ratio	4.92	5.01	4.96	5.03	5.13	5.07	4.97	5.05

Debt (excluding unamortized financing costs)	$885,000	$930,000		$860,000	$920,000	$920,000	$910,000

Adjusted EBITDA*	31,637	32,144		31,097	32,642	32,567	32,112
Annualized	126,548	128,576		124,388	130,568	130,268	128,448

Debt-to-EBITDA*	7.0	7.2		6.9	7.0	7.1	7.1

*

See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.  Amounts in the EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization, income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs, which are accounted for under the equity method.

June 30, 2016 | Page 10

Reconciliation of Net Income to Property NOI* (in thousands)

Reconciliation of Net income to Property NOI*			Six Months					Year
	Three Months Ended		Ended	Three Months Ended				Ended
	31-Mar-16	30-Jun-16	30-Jun-16	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Dec-15
Net Income	$2,579	$1,612	$4,191	$12,533	$3,903	$3,166	$15,412	$35,014
Add (deduct):
(Gain) loss on sale of properties and property held for sale, less applicable income taxes	—	643	643	(10,462)	(948)	(1)	(12,251)	(23,662)
Hedge ineffectiveness	—	1,009	1,009	—	—	—	—	—
Management fee income	(660)	(688)	(1,348)	(643)	(559)	(621)	(645)	(2,468)
Depreciation and amortization	22,445	22,352	44,797	22,672	23,207	22,911	22,569	91,359
Amortization of above/below market leases	81	—	81	6	(39)	(63)	(62)	(158)
Selling, general and administrative	3,530	3,494	7,024	3,691	3,401	3,071	3,128	13,291
Interest expense	6,433	6,417	12,850	6,187	6,365	6,425	6,455	25,432
Interest income	(1,279)	(1,171)	(2,450)	(1,262)	(1,278)	(1,293)	(1,397)	(5,230)
Equity in losses of non-consolidated REITs	286	86	372	322	38	284	807	1,451
Non-property specific items, net	52	155	207	(20)	(195)	(62)	(72)	(349)
Property NOI*	$33,467	$33,909	$67,376	$33,024	$33,895	$33,817	$33,944	$134,680

*	See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

June 30, 2016 | Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	30-Jun-16	Components			30-Jun-16	Fee

BAML Revolver	29-Oct-18	$500,000	$310,000	L	+	1.25%	1.71%	0.25%
BAML Term Loan (b)	27-Sep-17	400,000	400,000	0.75%	+	1.45%	2.20%
BMO Term Loan	26-Aug-20	220,000	220,000	2.32%	+	1.65%	3.97%

		$1,120,000	$930,000				2.46%

On October 29, 2014, we amended and restated our bank facility we call the BAML Credit Facility, which has a total of $900 million available and is comprised of a revolver that we can borrow up to $500 million on, which we call the BAML Revolver,  and a term loan for $400 million that we call the BAML Term Loan. On August 26, 2013, we entered into a term loan we call the BMO Term Loan and borrowed $220 million. Additional information about these loans are in the footnotes to our financial statements.  Pricing is based on our credit rating for the BAML Revolver, BAML Term Loan and the BMO Term Loan. Our credit rating as of June 30, 2016 was Baa3 from Moody’s.

•

The BAML Revolver is priced based on our current credit rating at a spread of 1.25%, which was an interest rate of 1.44% as of June 30, 2016.  The BAML Revolver is also subject to a facility fee based on our credit rating, which was 25 bps or approximately $1.25 million per year.

•	The BAML Term Loan has LIBOR fixed at 0.75% for five years and was to mature on September 27, 2017. At our credit rating, the spread for the BAML Term Loan is 1.45%, so our interest rate is 2.20%.
•	The BMO Term Loan has fixed LIBOR at 2.32% for seven years. At our credit rating, the spread over LIBOR is 1.65%, so our interest rate is 3.97%.
•

We incurred financing costs to close the BAML Revolver, BAML Term Loan and the credit facilities that preceded them.  We also incurred financing costs to close the BMO Term Loan.  These costs are deferred and amortized into interest expense during the terms of the loans.  The annual run rate for amortization to interest expense from deferred financing costs is approximately $2.1 million.

•

The BAML Revolver can be extended for 1 year at our option upon payment of fees and includes an accordion feature that allows for up to $250 million of additional borrowing capacity.  The BMO Term Loan includes an accordion feature that allows for up to $50 million of additional borrowing capacity.  The accordion features are subject to receipt of lender commitments and satisfaction of certain customary conditions.

(a)	Interest rate excludes amortization of deferred financing costs and facility fees, which is discussed in the notes above.
(b)

On July 21, 2016, we amended the BAML Credit Facility to extend the maturity date applicable to the BAML Term Loan from September 27, 2017 to September 27, 2021,  and amended financial covenants and definitions.  We also amended the BMO Term Loan to conform covenants and definitions to the BAML Credit Facility.  On July 22, 2016, we entered into a forward interest rate swap that fixed the base LIBOR interest rate for that extension period at 1.12%.  Accordingly, based upon our credit rating as of June 30, 2016, the interest rate when the extension commences on the BAML Term Loan would be 2.57%.

June 30, 2016 | Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-16	30-Jun-16	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15
Market Data:
Shares Outstanding	100,187	100,187	100,187	100,187	100,187	100,187
Closing market price per share	$10.61	$12.27	$12.82	$11.31	$10.75	$10.35
Market capitalization	$1,062,988	$1,229,299	$1,284,403	$1,133,120	$1,077,015	$1,036,940
Total Debt	885,000	930,000	860,000	920,000	920,000	910,000
Total Market Capitalization	$1,947,988	$2,159,299	$2,144,403	$2,053,120	$1,997,015	$1,946,940

Dividend Data:
Total dividends paid	$19,036	$19,036	$19,036	$19,036	$19,035	$19,035
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	73.1%	71.2%	74.1%	70.0%	70.6%	70.3%

Liquidity:
Cash and cash equivalents	$14,316	$7,524	$14,945	$15,841	$19,100	$18,163
Revolving credit facilities:
Gross potential available under the BAML Credit Facility	900,000	900,000	900,000	900,000	900,000	900,000
Less:
Outstanding balance	(665,000)	(710,000)	(640,000)	(700,000)	(700,000)	(690,000)
Total Liquidity	$249,316	$197,524	$274,945	$215,841	$219,100	$228,163

*See page 9 for a reconciliation of Net Income to FFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.

June 30, 2016 | Page 13

Owned Portfolio Overview

	As of the Quarter Ended
	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15
Owned portfolio of commercial real estate:
Number of properties (a)	35	35	36	36	36
Square feet	9,523,054	9,325,249	9,494,953	9,640,904	9,639,740
Leased percentage	90.1%	90.2%	91.6%	90.5%	90.6%

Investments in non-consolidated commercial real estate:
Number of properties	2	2	2	2	2
Square feet	1,396,071	1,396,071	1,396,071	1,396,071	1,396,071
Leased percentage	73.1%	73.9%	73.5%	71.2%	69.7%

Single Asset REITs (SARs) managed:
Number of properties	5	6	7	7	7
Square feet	1,075,135	1,191,135	1,487,026	1,487,026	1,487,026
Leased percentage	86.1%	75.8%	77.0%	77.0%	73.5%

Total owned, investments and managed properties:
Number of properties	42	43	45	45	45
Square feet	11,994,260	11,912,455	12,378,050	12,524,001	12,522,837
Leased percentage	87.8%	86.8%	87.8%	86.8%	86.3%

(a) Excludes one property being redeveloped in 2016.

June 30, 2016 | Page 14

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)					Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent	MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

East Region							Midwest Region

Baltimore							Chicago
East Baltimore	Baltimore	MD	325,445	83.7%	84.2%	$23.32	Northwest Point	Elk Grove Village	IL	176,848	100.0%	100.0%	$23.05
							909 Davis Street	Evanston	IL	194,980	80.4%	86.0%	$31.99
Washington, D.C.
Meadow Point	Chantilly	VA	138,368	100.0%	100.0%	$27.10	Indianapolis
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$38.70	River Crossing	Indianapolis	IN	205,059	91.7%	91.0%	$19.99
Loudoun Tech Center	Dulles	VA	136,658	92.0%	92.0%	$18.83
							St. Louis
Richmond							Timberlake	Chesterfield	MO	234,023	96.3%	95.1%	$23.33
Innsbrook	Glen Allen	VA	298,456	100.0%	100.0%	$19.14	Timberlake East	Chesterfield	MO	116,197	96.2%	69.5%	$24.66

Charlotte							Minneapolis
Forest Park	Charlotte	NC	62,212	100.0%	100.0%	$13.96	121 South 8th Street	Minneapolis	MN	305,990	56.3%	56.2%	$20.21
							Plaza Seven	Minneapolis	MN	326,068	96.4%	76.0%	31.05
Raleigh-Durham
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$35.22

East Region Total			1,332,139	95.2%	95.3%	$25.63	Midwest Region Total			1,559,165	86.3%	80.4%	$25.13

(a)	Weighted Occupied Percentage for the six months ended June 30, 2016.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

June 30, 2016 | Page 15

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)					Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent	MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

South Region							West Region

Dallas-Fort Worth							Seattle
Legacy Tennyson Center	Plano	TX	202,600	100.0%	100.0%	$16.88	Federal Way	Federal Way	WA	117,010	61.6%	62.4%	$19.07
One Legacy Circle	Plano	TX	214,110	100.0%	99.7%	$33.74
Addison Circle	Addison	TX	289,755	97.7%	93.5%	$26.85	San Francisco-San Jose-Oakland
Collins Crossing	Richardson	TX	300,887	100.0%	100.0%	$24.68	Hillview Center	Milpitas	CA	36,288	100.0%	100.0%	$16.23
Liberty Plaza	Addison	TX	218,934	81.7%	79.4%	$20.97
							Denver
Houston							380 Interlocken	Broomfield	CO	240,185	93.2%	95.2%	$29.44
Park Ten	Houston	TX	157,460	65.4%	63.1%	$30.87	1999 Broadway	Denver	CO	676,379	80.0%	81.9%	$31.78
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$29.36	Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$24.32
Park Ten Phase II	Houston	TX	156,746	100.0%	100.0%	$31.11	390 Interlocken	Broomfield	CO	241,751	94.6%	82.6%	$28.31
Westchase I & II	Houston	TX	629,025	84.0%	85.2%	$32.17	1001 17th Street	Denver	CO	655,420	87.6%	86.3%	$35.05

Miami-Ft. Lauderdale-West Palm Beach							West Region Total			2,163,269	86.6%	85.7%	$30.52
Blue Lagoon Drive	Miami	FL	212,619	100.0%	100.0%	$22.53

Atlanta							Total Owned			9,523,054	90.1%	88.5%	$27.30
One Overton Place	Atlanta	GA	387,267	90.4%	85.5%	$24.63
One Ravinia	Atlanta	GA	386,603	94.8%	94.8%	$23.06
Two Ravinia	Atlanta	GA	442,130	81.3%	79.3%	$25.75
999 Peachtree	Atlanta	GA	621,946	95.3%	95.1%	$29.88
South Region Total			4,468,481	83.6%	90.7%	$27.02

(a)	Weighted Occupied Percentage for the six months ended June 30, 2016.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

June 30, 2016 | Page 16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet		MSA / Property Name	City	State	Square Feet

Southeast Region					Midwest Region

Columbia					Chicago
1441 Main Street	Columbia	SC	264,857	(a)	East Wacker	Chicago	IL	861,000

Atlanta					Indianapolis
Satellite Place	Duluth	GA	134,785		Monument Circle	Indianapolis	IN	213,760

Southeast Region Total			399,642		Kansas City
				(b)	Grand Boulevard	Kansas City	MO	535,071

Southwest Region					Cincinnati
					Centre Pointe V	West Chester	OH	135,936
Houston
Energy Tower I	Houston	TX	325,797

Southwest Region Total			325,797		Midwest Region Total			1,745,767

					Total Managed			2,471,206

					Total Owned & Managed			11,994,260

(a)	FSP has a Preferred Share Interest of 43.7% in the entity that owns this property.
(b)	FSP has a Preferred Share Interest of 27.0% in the entity that owns this property.

June 30, 2016 | Page 17

Tenants by Industry (By Square Feet)

Oil & Gas 17%
IT & Computer Services 9%
Legal Services 8%
Banking 7%
Professional Services 7%
Government 5%
Communications 5%
General Business Services 5%
Medical Professionals & Social Services 4%
Real Estate 4%
Architecture & Engineering 4%
Insurance 3%
Medical Research 3%
Restaurants 3%
Other 17%

June 30, 2016 | Page 18

20
20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent	Annualized Rent

1	Quintiles Transnational Corp	1	119	259,531	3.0%	$8,740,721	3.8%
2	CITGO Petroleum Corporation	1	68	248,399	2.9%	7,894,120	3.5%
3	Newfield Exploration Company	1	68	234,495	2.7%	8,903,155	3.9%
4	US Government (a)	5	2,6,23,37,51	223,433	2.6%	7,189,560	3.1%
5	Sutherland Asbill Brennan LLP	1	46	222,422	2.6%	7,010,151	3.1%
6	Burger King Corporation	1	27	212,619	2.5%	5,255,942	2.3%
7	Denbury Onshore, LLC (b)	2	1,37	202,600	2.4%	3,582,843	1.6%
8	SunTrust Bank (c)	3	2,124,63	182,888	2.1%	3,644,383	1.6%
9	Centene Management Company, LLC (d)	2	84,84	179,637	2.1%	—	—
10	Citicorp Credit Services, Inc (e)	1	6,134	176,848	2.1%	4,704,157	2.1%
11	T-Mobile South, LLC dba T-Mobile	1	33	151,792	1.8%	3,761,406	1.6%
12	Petrobras America, Inc.	1	41	144,813	1.7%	5,387,043	2.4%
13	Murphy Exploration & Production Company	1	10	144,677	1.7%	4,790,659	2.1%
14	Argo Data Resource Corporation	1	86	140,246	1.6%	3,782,034	1.7%
15	Vail Corp d/b/a Vail Resorts (f)	2	36,84	125,588	1.5%	3,548,134	1.6%
16	Federal National Mortgage Association	1	30	123,144	1.4%	2,791,674	1.2%
17	Kaiser Foundation Health Plan	1	95	120,979	1.4%	3,094,764	1.4%
18	Giesecke & Devrient America	1	102	112,110	1.3%	1,948,472	0.9%
19	Houghton Mifflin Harcourt Publishing Company (g)	1	9,129	111,550	1.3%	4,756,044	2.1%
20	Northrop Grumman Systems Corp	1	10	111,469	1.3%	4,571,697	2.0%

			Total	3,429,240	40.0%	$95,356,958	41.7%

(a)	Includes 180,444 and 27,398 square feet which expire in 2018 & 2017, respectively. The remaining 15,591 square feet expire between 2016 and 2020.
(b)	Includes 102,600 square feet, which expire 7/31/16 and 100,000 square feet, which expire 7/31/19.
(c)	Includes 23,217 square feet, which expire 4/30/16 and 127,500 square feet, which expire 9/30/21. The remaining 32,171 square feet expire 10/31/26.
(d)	Includes 62,019 SF commenced on 4/1/16 and 117,618 SF commenced 12/15 with rent commencing on 7/1/16.
(e)	Includes 30,588 square feet, which expire 12/31/16 and 146,260 square feet, which expire 8/31/2027.
(f)	Includes 38,293 square feet, which expire 3/31/19. The remaining 83,939 square feet expire 3/31/23.
(g)	Includes 50,961 square feet, which expire on 12/31/2016 and 60,522 square feet, which expire on 3/31/27.

June 30, 2016 | Page 19

20
Leasing Activity (Owned Portfolio)

			Year	Year
	Six Months Ended		Ended	Ended
Leasing Activity	30-Jun-16	30-Jun-15	31-Dec-15	31-Dec-14
(in Square Feet - SF)
New leasing	84,000	218,000	362,000	149,000
Renewals	515,000	329,000	957,000	635,000
	599,000	547,000	1,319,000	784,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$27.93	$26.38	$28.66	$26.89
Weighted average lease term	7.8 Years	4.8 Years	5.3 Years	6.25 Years

Increase over average GAAP rents in prior year	6.6%	12.9%	10.4%	11.8%

Average free rent	4 Months	3 Months	3 Months	3 Months
Tenant Improvements	$19.87	$15.97	$13.17	$16.40
Leasing Costs	$11.34	$5.80	$5.81	$7.66

June 30, 2016 | Page 20

Lease Expirations by Square Feet (Owned Portfolio)

June 30, 2016 | Page 21

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2016	49	(c)	436,223		$10,390,509	$23.82	4.5%	4.5%
2017	74		767,294		22,173,846	28.90	9.7%	14.2%
2018	75		1,147,500		33,540,983	29.23	14.7%	28.9%
2019	69		1,302,896		35,186,145	27.01	15.4%	44.3%
2020	64		780,183		22,865,123	29.31	10.0%	54.3%
2021	44		823,727		21,183,429	25.72	9.3%	63.6%
2022	34		1,100,159		32,082,600	29.16	14.0%	77.6%
2023	23		682,813		12,368,951	18.11	5.4%	83.0%
2024	13		349,767		9,455,617	27.03	4.1%	87.1%
2025	10		350,157		8,595,461	24.55	3.8%	90.9%
2026 and thereafter	58		842,631	(d)	20,641,583	24.50	9.1%	100.0%
	513		8,583,350		$228,484,248	$26.62	100.0%
Vacancies as of 6/30/16			939,704
Total Portfolio Square Footage			9,523,054

(a)

The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.

(b)

Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at June 30, 2016 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(c)	Includes 20 leases that are month-to-month.
(d)	Includes 87,183 square feet that are non-revenue producing building amenities.

June 30, 2016 | Page 22

Capital Expenditures

(in thousands)			Six Months
	Three Months Ended		Ended
	31-Mar-16	30-Jun-16	30-Jun-16

Tenant improvements	$1,929	$1,329	$3,258
Deferred leasing costs	1,613	4,966	6,579
Non-investment capex	438	1,052	1,490
Total Capital Expenditures	$3,980	$7,347	$11,327

	For the Three Months Ended				Year ended
	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Dec-15

Tenant improvements	$2,936	$3,420	$1,794	$3,788	$11,938
Deferred leasing costs	830	1,539	1,490	3,952	7,811
Non-investment capex	643	1,411	1,090	1,162	4,306
Total Capital Expenditures	$4,409	$6,370	$4,374	$8,902	$24,055

First generation leasing and investment capital was $ 6.1 million and $3.1 million for the six months ended June 30, 2016 and 2015, respectively.

June 30, 2016 | Page 23

Transaction Activity (in thousands except for Square Feet)

	City	State	Square Feet	Date Acquired	Purchase Price
2016
Plaza Seven	Minneapolis	MN	325,796	6/6/16	$82,000

2015
Two Ravinia	Atlanta	GA	442,130	4/8/15	$78,000

2013
1999 Broadway	Denver	CO	673,793	5/22/13	$183,000
999 Peachtree	Atlanta	GA	621,946	7/1/13	157,900
1001 17th Street	Denver	CO	655,420	8/28/13	217,000

2012
One Ravinia	Atlanta	GA	386,603	7/31/12	$52,750
Westchase	Houston	TX	629,025	11/1/12	154,750

					Gross Sales	Gains
	City	State	Square Feet	Date Sold	Proceeds	on Sales
2016
Lakeside I	Maryland Heights	MO	127,778	4/5/16	$20,189	$4,155

2015
Willow Bend	Plano	TX	117,050	2/23/15	$20,750	$1,462
Eden Bluff	Eden Prairie	MN	153,028	3/31/15	28,000	9,000
Park Seneca	Charlotte	NC	109,699	5/13/15	8,150	949
Montague	San Jose	CA	145,561	12/9/15	30,000	12,251

2014
Centennial	Colorado Springs	CO	110,405	12/3/14	$15,500	$940

June 30, 2016 | Page 24

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands)			Maximum	Amount					Interest
		Maturity	Amount	Drawn at	Interest			Draw	Rate at
Sponsored REIT	Location	Date	of Loan	30-Jun-16	Rate (1)			Fee (2)	30-Jun-16

Secured revolving lines of credit
FSP Satellite Place Corp.	Duluth, GA	31-Mar-17	$5,500	$3,710	L	+	4.40%	0.5%	4.87%
FSP 1441 Main Street Corp. (3)	Columbia, SC	31-Mar-17	10,800	9,000	L	+	4.40%	0.5%	4.87%
FSP Energy Tower I Corp.	Houston, TX	30-Jun-17	20,000	12,600	L	+	5.00%	0.5%	5.47%

Mortgage loan secured by property
FSP Monument Circle LLC (4)	Indianapolis, IN	7-Dec-18	21,000	21,000			4.90%	n/a	4.90%
FSP Energy Tower I Corp. (5)	Houston, TX	30-Jun-17	33,000	33,000			6.41%	n/a	6.41%

			$90,300	$79,310

(1)	The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.
(2)	The draw fee is a percentage of each new advance, and is paid at the time of each new draw.
(3)	This revolving line of credit was extended on March 25, 2016.
(4)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.
(5)	This mortgage includes an annual extension fee of $108,900 paid by the borrower.

June 30, 2016 | Page 25

Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	30-Jun-16	Loans outstanding on secured RE	$79,310	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in SARs (book basis)	76,289	During 2016 (in 000's)	138
Shares outstanding	100,187.4	Straight-line rent receivable	50,196
Closing price	$12.27	Asset held for sale	9,275	Straight-line rental revenue current quarter	$700
Market capitalization	$1,229,299	Cash and cash equivalents	7,524
Debt	930,000	Restricted cash	3	Management fee income current quarter	$166
Total Market Capitalization	$2,159,299	Tenant rent receivables	3,268	Interest income from secured loans	1,171
		Prepaid expenses	2,708	Management fees and interest income from loans	$1,337
		Office computers and furniture	385
	3 Months	Other assets:		FFO from non-consolidated REITs - Q1 2016 (6):
	Ended	Deferred financing costs, net	5,054	East Wacker	$453
NOI Components	30-Jun-16	Other assets: Derivative Market Value	—	Grand Boulevard	192
		Other assets	—	Total	$645
Same Store NOI (1)	$32,554		$234,012
Acquisitions (1) (2)	1,350			Footnotes to the components
Property NOI (1)	33,904	Liabilities:
Full quarter adjustment (3)	334	Debt (excluding contra for unamortized financing costs)	$930,000	(1) See pages 11 & 28 for definitions and reconciliations
Stabilized portfolio	$34,238	Accounts payable & accrued expenses	43,668
		Tenant security deposits	4,693	(2) Includes NOI from acquisitions not in same store
		Other liabilities: derivative liability	14,913
Financial Statement Reconciliation:			$993,274	(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary
Rental Revenue	$59,453
Rental operating expenses	(14,929)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI
Real estate taxes and insurance	(10,154)
NOI on assets sold during the quarter	5			(5) Management & other fees are eliminated in consolidation but included on Property NOI
Taxes (4)	(111)
Management fees & other (5)	(26)			(6) We report FFO from non-consolidated REITs for the previous quarter as their financial statements are not yet complete for the current quarter.
Property NOI (1)	$34,238

June 30, 2016 | Page 26

Appendix: Non-GAAP Financial Measure Definitions

During the three months ended June 30, 2016 we changed the definition of FFO, Adjusted EBITDA and Property NOI to exclude hedge ineffectiveness, which does not affect any prior period. Our interest rate swaps effectively fix interest rates on our term loans; however, there is no floor on the variable interest rate of the swaps whereas the current term loans are subject to a zero percent floor. As a result there is a mismatch and the ineffective portion of the derivatives’ changes in fair value are recognized directly into earnings each quarter as hedge ineffectiveness. We believe that FFO, Adjusted EBITDA and Property NOI excluding hedge ineffectiveness is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results.

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

June 30, 2016 | Page 27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness,  gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income (the most directly comparable GAAP financial measure) plus selling, general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness,  gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in both periods, which we call Same Store. The Comparative Same Store results include properties held for the periods presented and exclude properties that are non-operating, being developed or redeveloped, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

June 30, 2016 | Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs,  (3) excluding the effect of straight-line rent, (4) plus deferred financing costs and (5) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

June 30, 2016 | Page 29

Investor Relations Contact Georgia Touma | 877.686.9496 InvestorRelations@franklinstreetproperties.com

One & Two Ravinia Drive, Atlanta, GA

Franklin Street Properties Corp.

401 Edgewater Place  Wakefield, Massachusetts 01880

781.557.1300  www.franklinstreetproperties.com

June 30, 2016 | Page 30